AQUALIV ACQUISITION	3 Months Ended
Mar. 31, 2012
Notes to Financial Statements
AQUALIV ACQUISITION

AQUALIV ACQUISITION

December 31, 2010

Acquisition value

Preferred shares (per contract)	$400,000
Total Acquisition value	$400,000

Valuation classification
Physical assets	$5,516
Cash	79,000

Goodwill	315,484
Impairment of Goodwill	(315,484)
Goodwill, net	—

Net value	$84,516

We have concluded, pursuant to the guidance in FASB ASC 810-10-25-38 (previously FIN 46R) that AquaLiv, Inc. is a Variable Interest Entity, that we are the primary beneficiary with a controlling financial interest in AquaLiv, Inc. and we are required to consolidate its financials accordingly. Additionally, the acquisition was recorded at its fair market value in that the cash, computer equipment, and inventory were recorded at their fair market value on the date of the acquisition. Impairment of goodwill from the date of acquisition was written off to its net realizable value in the accompanying statements of operations.